UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 10, 2007

                           ARIAD Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                  0-21696                  22-3106987
(State or other jurisdiction      (Commission             (I.R.S. Employer
      of incorporation)            File Number)          Identification No.)


            26 Landsdowne Street, Cambridge, Massachusetts   02139
            (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code: (617) 494-0400


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    Other Events.

          In a press release dated September 10, 2007, ARIAD Pharmaceuticals, Inc. ("ARIAD") announced that it has reached agreement on a Special Protocol Assessment (SPA) with the U.S. Food and Drug Administration
          (FDA) for its global Phase 3 trial of oral deforolimus in patients with metastatic sarcomas. Based on the SPA, progression-free survival
          (PFS) will be the primary endpoint of the Phase 3 trial, and overall survival will be a secondary endpoint. Additional details regarding the Phase 3 clinical trial are included in the press release.

          A copy of the press release is filed herewith as Exhibit 99.1 and the information contained therein is incorporated by reference into this
          Item 8.01 of this Current Report on Form 8-K.




ITEM 9.01    Financial Statements and Exhibits.

             (c) The following exhibits are filed with this report

                 Exhibit
                 Number          Description
                 ------          -----------
                 99.1            Press release dated September 10, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ARIAD Pharmaceuticals, Inc.



                               By:  /s/ Edward M. Fitzgerald
                                  -------------------------------------
                                    Edward M. Fitzgerald
                                    Senior Vice President, Finance and Corporate
                                    Operations, Chief Financial Officer


Date:    September 10, 2007

                                  EXHIBIT INDEX
                                  -------------
Exhibit
Number            Description
------            -----------
99.1              Press release dated September 10, 2007